Exhibit 10.12

AMENDMENT NO. 2

TO
EXCLUSIVE LICENSE AGREEMENT

BETWEEN

NATIONWIDE CHILDREN’S HOSPITAL

AND

AVEXIS, INC. (formerly known as BIOLIFE CELL BANK, INC.)

This Second Amendment (“Amendment No. 2”) to the Exclusive License Agreement dated October 9, 2013 and Amendment No. 1 dated January 13, 2014 (collectively hereafter “Agreement”) is entered into effective as of April 1, 2014 (the “Amendment Date”) by and between Nationwide Children’s Hospital, a nonprofit Ohio corporation (“Children’s”), and AveXis, Inc., formerly known as BioLife Cell Bank, Inc., a Delaware corporation (“Licensee”) (each a “Party” and collectively the “Parties”). In the event of any conflict between the terms of the Agreement and the terms of this Amendment No. 2, the terms of this Amendment No. 2 will control. Capitalized terms used but not defined herein shall have the respective meanings set forth in the Agreement.

RECITALS

WHEREAS, the Parties entered into the Agreement with respect to the development and marketing of the Licensed Technology;

WHEREAS, the Licensee has effected a name change from BioLife Cell Bank, Inc. to AveXis, Inc. on January 30, 2014 pursuant to Section 7.4 of the Agreement and has relocated its principal place of business to One Energy Square, 4925 Greenville Avenue, Suite 604, Dallas, Texas 75206 on March 14, 2014;

WHEREAS, the Licensee provided and Children’s accepted a written development report for the License Year 2013 set forth in Section 3.3 of the  Agreement and such development report includes information substantially affecting that certain current development plan set forth in Exhibit C of the Agreement;

WHEREAS, the scAAV9-SMN gene therapy product was not released for clinical use by January 1, 2014 and the Phase 1/2 trial is now to start in March/April 2014, delaying the projected clinical development pathway by at least two months;

WHEREAS, the Licensee has substantially revised its ongoing work plan as related to manufacturing; and

WHEREAS, the Parties now desire to revise certain provisions of the Agreement and the development plan set forth in Exhibit C of the Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby mutually agree as follows:

1.                                      The preamble of the Agreement is amended and restated to read in its entirety as follows:

This Exclusive License Agreement (this “Agreement”) is entered into as of the last date of the signatures below (the “Effective Date”) by and between Nationwide Children’s Hospital, a nonprofit Ohio corporation (“Children’s”) and AveXis, Inc., formerly known as BioLife Cell Bank, Inc., a Delaware corporation having offices at One Energy Square, 4925 Greenville Avenue, Suite 604, Dallas, Texas 75206 (“Licensee”).

2.                                      Notice to Licensee in Section 12.1 of the Agreement is amended and restated to read in its entirety as follows:

To Licensee:                                                                           AveXis, Inc.

Attention:  John A. Carbona, CEO

One Energy Square

4925 Greenville Avenue, Suite 604

Dallas, Texas 75206

Phone:  972.725.7797

Email:  jc@avexisinc.com

cc:  nch@avexisinc.com

3.                                      All references in the Agreement to “BioLife Cell Bank, Inc.” shall be amended to read “AveXis, Inc.”

4.                                      Exhibit C of the Agreement shall be deleted in its entirety and replaced with the attached “Exhibit C – Development Plan, Revised January 2014” attached hereto as Exhibit 1.

5.                                      Except as expressly set forth in this Amendment No. 2, all other agreements, terms, and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties have respectively duly executed this Amendment No. 2 as of the Amendment Date.

NATIONWIDE CHILDREN’S HOSPITAL		AVEXIS, INC.

By:	/s/ Amy Roscoe	By:	/s/ John A. Carbona
	Amy Roscoe,		John A. Carbona,
	Vice President, Strategic Planning and Finance		Chief Executive Officer

EXHIBIT 1

Exhibit C – Development Plan

Revised January 2014

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****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.